UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CHARGE ENTERPRISES, INC.
(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CHARGE
ENTERPRISES, INC

2022

Notice of Annual Meeting of Stockholders and Proxy Statement

Building Tomorrow's Infrastructure Today

TICKER: **CRGE**

Copyright, Charge Enterprises 2022

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Preliminary Proxy Statement – Subject to Completion

CHARGE ENTERPRISES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

SEPTEMBER 22, 2022

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Charge Enterprises, Inc. will be held at Hyatt Regency Miami, 400 SE 2nd Avenue, Miami, Florida 33131 on Thursday, September 22, 2022 at 9:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

•	to elect ten (10) nominees to serve as directors of our company for a term to expire at our 2023 Annual Meeting of Stockholders or until their respective successors shall be elected and qualified;

•	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

•	to approve an amendment to our Certificate of Incorporation, as amended (our “Certificate of Incorporation”) to classify our Board of Directors into three classes with staggered three-year terms;

•	to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of preferred stock from 10 million to 20 million shares; and

•	to transact such other business as may properly come before the Annual Meeting or at any adjournment of the meeting.

Our Board of Directors (the “Board”) has fixed the close of business on August 1, 2022 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment of the Annual Meeting.

Stockholders may also access the Annual Meeting via the live teleconference or webcast, rather than attend the meeting in person.  Instructions for accessing the teleconference and webcast are provided below.  Please note that stockholders will not be able to vote or revoke a proxy through the teleconference or webcast, nor participate actively.  Therefore, to ensure that your vote is counted at the Annual Meeting, we strongly encourage you to vote your shares using one of the methods indicated in these proxy materials, or through your broker, bank or other nominee’s voting instruction form.  Stockholders of record may still attend the meeting and revoke their proxy at any time before it is voted.

To access the teleconference of the Annual Meeting, stockholders should either login via the internet at https://www.agm.issuerdirect.com/crge, or call 888-506-0062, Access Code 229241 for toll free or 973-528-0011, Access Code 229241 for international.  Those planning to listen should connect to the teleconference or webcast at least ten minutes prior to the start of the meeting.

By Order of the Board of Directors

[●]
New York, New York	Andrew Fox
August [●], 2022	Chairman and Chief Executive Officer

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Your Vote is Important.  Whether or not you expect to attend the Annual Meeting, we hope you will vote as soon as possible.  You may vote by the internet, by telephone or by mailing a proxy card or voting instruction form.  We encourage you to vote using the Internet, as it is the most cost-effective way to vote.  If you own your shares through a broker, we encourage you to follow the instructions provided by your broker regarding how to vote your shares.  See “Questions and Answers About This Proxy Materials and Voting - What happens if I do not give specific voting instructions?”

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING TO BE HELD ON SEPTEMBER 22, 2022:

Our Proxy Statement and 2021 Annual Report to Stockholders are available online at

https://www.iproxydirect.com/CRGE

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TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	8

PROPOSAL ONE: ELECTION OF DIRECTORS	14
General	14
Required Vote	14
Nominees Proposed for Election as Directors	14
Experience and Qualifications	18

CORPORATE GOVERNANCE	19
Director Independence	19
Board Leadership Structure	19
Board Diversity Matrix	19
Stockholder Communications	19
Board Committees	20
Audit Committee	20
Compensation Committee	20
Nominating and Corporate Governance Committee	21
Role of the Board in Risk Oversight	21
Board and Board Committee Meetings and Attendance	22
Executive Sessions	22
Director Attendance at Annual Meeting of Stockholders	22
Committee Charters and Corporate Governance Guidelines	22
Compensation Committee Interlocks and Insider Participation	22
Code of Ethics and Code of Business Conduct	22
Employee, Officer, and Director Hedging, Pledging, and Other Transactions	22

EXECUTIVE OFFICERS AND SENIOR MANAGEMENT	23

EXECUTIVE COMPENSATION	24
Summary Compensation Table	24
Outstanding Equity Awards at Year-End	25
Offer-Letter Agreements	25
Long-Term Incentive Plans, Retirement or Similar Benefit Plans	26
Resignation, Retirement, Other Termination, or Change in Control Agreements	26
2020 Omnibus Equity Incentive Plan	26
Description of 2020 Plan	26
Equity Compensation Plan Information	30

DIRECTOR COMPENSATION	31

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	32

PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022	35
General
Additional Information Regarding Change of Independent Auditor	35
Fees for Professional Services	35
Control and Monitor the Non-Audit Services Provided by Ernst & Young LLP	36

AUDIT COMMITTEE REPORT	36

PROPOSAL THREE: APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CLASSIFY OUR BOARD OF DIRECTORS INTO THREE CLASSES WITH STAGGERED THREE-YEAR TERMS	38
Description of the Classified Board Amendment	38
Purpose and Effects of Creating a Classified Board of Directors	38
Advantages of a Classified Board of Directors	38
Disadvantages of a Classified Board of Directors	39
Reservation of Right to Abandon Classified Board Amendment	39
Anti-Takeover Effects	39
No Appraisal Rights	40
Vote Required	40

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PROPOSAL FOUR: APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 10 MILLION TO 20 MILLION SHARES	41
Description of the Preferred Increase Amendment	41
Purpose and Effects of Increase in Authorized Preferred Stock	41
Reservation of Right to Abandon Preferred Increase Amendment	42
Anti-Takeover Effects	42
No Appraisal Rights	43
Vote Required	43

DELINQUENT SECTION 16(a) REPORTS	44

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	45
General	45
Other Related Party Transfers	45
Related Party Transactions Policy	46

HOUSEHOLDING	47

OTHER MATTERS	47

APPENDICES
Appendix A	48
Appendix B	50

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CHARGE ENTERPRISES, INC.

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

We have sent you this Proxy Statement and the enclosed proxy card because the Board of Directors (the “Board”) of Charge Enterprises, Inc. (referred to herein as “Charge”, “we”, “us” or “our”) is soliciting your proxy to vote at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held in person on Thursday, September 22, 2022, at 9:00 a.m. Eastern time, at Hyatt Regency Miami, 400 SE 2nd Avenue, Miami, Florida 33131.

•	This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.

•	The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews.  We may retain outside consultants to solicit proxies on our behalf as well.  All costs of solicitation of proxies will be borne by us.  Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials, which include this Proxy Statement and our 2021 Annual Report to Stockholders, over the internet in lieu of mailing printed copies.  We will begin mailing the Notice of Internet Availability to our stockholders of record as of August 1, 2022 (the “Record Date”) for the first time on or about [●], 2022.  The Notice of Internet Availability will contain instructions on how to access and review the proxy materials, and will also contain instructions on how to request a printed copy of the proxy materials.  In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date.  Our 2021 Annual Report on Form 10-K is also available in the “Investors – SEC Filings” section of our website at https://www.charge.enterprises/.

The only outstanding voting securities of Charge are shares of common stock, $0.0001 par value per share (our “Common Stock”), of which there were [●] shares outstanding as of the Record Date (excluding any treasury shares).  The holders of a majority in voting power of the shares of Common Stock issued and outstanding and entitled to vote, present in person or represented by proxy, are required to hold the Annual Meeting.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet.  Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to holders of our Common Stock.  All such stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive an electronic copy or printed set of the proxy materials.  Instructions on how to access the proxy materials over the Internet or to request an electronic copy or printed copy may be found in the Notice of Internet Availability of Proxy Materials.  In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.  We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of the circulation of proxy materials.  We intend to mail the Notice of Internet Availability of Proxy Materials to all stockholders entitled to vote at the Annual Meeting on or about [●], 2022.

Why am I receiving these materials?

Our Board is providing these proxy materials to you, and is soliciting the enclosed proxy card, for use at the Annual Meeting to be held on Thursday, September 22, 2022 at 9:00 a.m., Eastern Time, or at any adjournment of the meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

How do I attend the Annual Meeting?

The Annual Meeting will be held on Thursday, September 22, 2022 at 9:00 a.m., Eastern Time, at Hyatt Regency Miami, 400 SE 2nd Avenue, Miami, Florida 33131.  To be admitted, you will need to register in advance of the Annual Meeting.  Registration requests must be received by September 15, 2022 and may be sent by email to ir@charge.enterprises (with “Annual Meeting Registration” in the subject line) or by mail to Charge Enterprises, Inc., Attention: IR/Annual Meeting Registration, 125 Park Avenue, 25th Floor, New York, New York 10017.

What must I bring to attend the meeting in person?

Registration will begin at 8:45 a.m.  Each stockholder will be asked to present valid picture identification, such as a driver’s license or passport.  In addition, stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of August 1, 2022, the record date.  Cameras, including the use of cellular/smart phones with photographic capabilities, recording devices and other electronic devices will not be permitted at the meeting.

May I access the Annual Meeting online?

Stockholders may also access the Annual Meeting via the live teleconference or webcast, rather than attend the meeting in person.  Instructions for accessing the teleconference and webcast are provided below.  Please note that stockholders will not be able to vote or revoke a proxy through the teleconference or webcast, nor participate actively.  Therefore, to ensure that your vote is counted at the Annual Meeting, we strongly encourage you to vote your shares using one of the methods indicated in these proxy materials, or through your broker, bank or other nominee’s voting instruction form.  Stockholders of record may still attend the meeting and revoke their proxy at any time before it is voted.  To access the teleconference of the Annual Meeting, stockholders should either login via the internet at https://www.agm.issuerdirect.com/crge or call 888-506-0062, Access Code 229241 for toll free or 973-528-0011, Access Code 229241 for international. Those planning to listen should connect to the teleconference or webcast at least ten minutes prior to the start of the meeting.

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What is included in these proxy materials?

These proxy materials include:

•	our 2021 Annual Report to Stockholders;

•	notice of the 2022 Annual Meeting and Proxy Statement; and

•	proxy card for the 2022 Annual Meeting.

What am I voting on?

There are four matters scheduled for a vote:

•	Proposal One: the election of ten (10) directors to serve until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

•	Proposal Two: the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

•	Proposal Three: the approval of an amendment to our Certificate of Incorporation, as amended (our “Certificate of Incorporation”) to classify our Board of Directors into three classes with staggered three-year terms; and

•	Proposal Four: the approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of preferred stock from 10 million to 20 million shares.

How does the Board of Directors recommend I vote?

Depending on the matter to be voted on, the proxy card or voting instruction form will give you a choice of voting “for all” or “withhold all,” or “for,” “against,” or “abstain.”  With respect to the matters scheduled for a vote at the Annual Meeting, our Board recommends that stockholders vote their shares:

•	FOR the ten (10) director nominees named in this Proxy Statement;

•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

•	FOR the approval of an amendment to our Certificate of Incorporation to classify our Board of Directors into three classes with staggered three-year terms; and

•	FOR the approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of preferred stock from 10 million to 20 million shares.

Who can vote at the Annual Meeting?

We have one class of voting securities outstanding, designated common stock, $0.0001 par value per share (our “Common Stock”).  Each stockholder of record of shares of our Common Stock at the close of business on August 1, 2022 (the record date for the Annual Meeting) is entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.  If you hold your shares through a broker or bank as a beneficial owner, your broker will generally have voting instructions to vote.

Stockholders of Record: Shares Registered in Your Name.  If on August 1, 2022, your shares of our Common Stock were registered directly in your name with our transfer agent, Manhattan Transfer Registrar Co., then you are a stockholder of record.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank.  If on August 1, 2022, your shares of our Common Stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account or you may work with your broker to arrange to vote your shares directly.

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How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you owned as of August 1, 2022, the record date for the Annual Meeting.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•	By internet at www.iproxydirect.com/CRGE. We encourage you to vote this way;

•	By touch-tone telephone: call toll-free at 1-866-752-VOTE(8683);

•	By completing and mailing your proxy card; or

•	By written ballot at the Annual Meeting.

Whether or not you plan to attend the meeting, we urge you to vote to ensure your vote is counted.  You may still attend the meeting and vote in person if you have already voted by proxy.  You may also change your vote and only the latest proxy you submit will be counted.  For instructions on how to change your vote, see “Can I change my vote or revoke my proxy?” below.

Beneficial owners will receive voting instructions from their broker or other financial institution.  Your ability to vote by telephone or over the internet depends on your broker or financial institution’s voting process.  Please note that if your shares are held by a broker or other financial institution and you wish to vote in person at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker or other financial institution that gives you the right to vote your shares at the Annual Meeting in person.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and return a signed and dated proxy in time to be voted at the Annual Meeting, your shares will be voted in accordance with your instructions.  However, if no instructions are given, the shares represented by the proxy will be voted on your behalf as follows:

•	FOR the ten (10) director nominees named in this Proxy Statement;

•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

•	FOR the approval of an amendment to our Certificate of Incorporation to classify our Board of Directors into three classes with staggered three-year terms; and

•	FOR the approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of preferred stock from 10 million to 20 million shares.

In the event other business properly comes before the Annual Meeting or at any adjournment or postponement of the meeting, the individuals named in the proxy will vote the shares represented by the proxy in their discretion.

If you are a beneficial owner and you do not provide your broker with specific voting instructions, or if you do not obtain a legal proxy that gives you the right to vote the shares in person at the Annual Meeting, your broker is not permitted to, and will not, vote your shares on your behalf, and your shares will not be counted on non-routine matters.  A broker non-vote occurs when a nominee holding shares of record for a beneficial owner (i.e., a broker) does not vote on a particular proposal because it has not received voting instructions from the beneficial owner and therefore is precluded from voting on a particular matter.  When a broker holding shares in “street name” does not receive voting instructions from a beneficial owner, the broker has discretionary authority to vote on certain routine matters but is prohibited from voting on non-routine matters.

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Your broker has discretionary authority to vote your uninstructed shares to ratify the selection of our independent registered public accounting firm as it is considered a routine matter.

The election of directors is a non-routine matter and although we count shares subject to broker non-votes for the purpose of determining the presence of a quorum, we do not count them for the purpose of the number of shares voting in the election of directors.  As the directors are being elected by plurality, broker non-votes will have no effect on the outcome of this proposal.

Each of the proposals to amend our Certificate of Incorporation to classify our Board of Directors into three staggered classes and to increase the number of authorized shares of preferred stock is a non-routine matter. Your broker may not vote without your instructions on these non-routine proposals.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if at least a majority of the outstanding shares entitled to vote are “present” at the meeting.  As of the record date, there were [●] shares of our Common Stock issued and outstanding and entitled to vote.  If you are a stockholder of record, your shares will be counted as “present” at the meeting if:

•	you are present and vote in person at the meeting;
•	you have voted by proxy by internet or telephone; or
•	you have properly submitted a proxy card.

If your shares are held in street name, your shares will be counted as “present” at the meeting if your broker has voted on a discretionary item or your broker has otherwise voted based on your instructions.

Additionally, abstentions and broker non-votes on non-discretionary items will be counted towards the quorum requirement. If there is no quorum, our Chairman may adjourn the meeting to another date.

How many votes are needed to approve each proposal?

The table below shows the vote required to approve each of the proposals described in this Proxy Statement, assuming the presence of a quorum, in person or by proxy, at the Annual Meeting.

Proposal	Description	Vote Required
One	Election of the ten directors named in this Proxy Statement.

In the election of directors, nominees shall be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the Annual Meeting   Under our “plurality” voting standard, votes to “withhold” a vote and broker non-votes will have no effect on the outcome of the vote, because nominees who receive the highest number of “for” votes will be elected.

Two	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

The affirmative vote of the holders of a majority of the shares present or represented by proxy at the Annual Meeting will be required to ratify the appointment of Ernst & Young LLP.  Under our “majority of votes cast” voting standard, the shares voted “for” ratification must exceed the total number voted “against.”  Abstentions and broker non-votes will not impact the outcome of the vote for Proposal Two because they do not count as a vote cast.

Three	Approval of an amendment to our Certificate of Incorporation to classify our Board of Directors into three classes with staggered three-year terms.

The affirmative vote of the holders of a majority of the outstanding shares of common stock as of the Record Date present or represented by proxy at the Annual Meeting will be required to approve this Proposal Three.  Under our “majority of votes outstanding” voting standard, the shares voted for this amendment to our Certificate of Incorporation must exceed [●].  Abstentions and broker non-votes will have the same effect as a vote “against” this Proposal Three.

Four	Approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of preferred stock from 10 million to 20 million shares.

The affirmative vote of the holders of a majority of the outstanding shares of common stock as of the Record Date present or represented by proxy at the Annual Meeting will be required to approve this Proposal Four.  Under our “majority of votes outstanding” voting standard, the shares voted for this amendment to our Certificate of Incorporation must exceed [●].  Abstentions and broker non-votes will have the same effect as a vote “against” this Proposal Four.

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Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may change your vote by revoking your proxy at any time before it is voted at the Annual Meeting in any one of the following ways:

•	enter a timely new vote by internet or telephone;
•	submit another properly completed, later-dated proxy card;
•	notify our Corporate Secretary in writing at our offices at 125 Park Avenue, 25th Floor, New York, NY 10017 no later than September 15, 2022 that you are revoking your proxy; or
•	attend the Annual Meeting and vote in person. Attending the meeting will not, by itself, revoke your proxy.

If you hold your shares in street name, contact your broker or other organization regarding how to revoke your instructions and change your vote.

What is “householding” and how does it impact me?

We have adopted a process called “householding” for mailing the proxy materials in order to reduce printing costs and postage fees. The SEC’s householding rules allow us to deliver a single set of the proxy materials to stockholders of record who share the same address, unless we receive contrary instructions from you or any stockholder sharing your address. See “Householding” herein.

How can I find out the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting.  Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Annual Meeting, and we will bear the cost of the proxy solicitation.  In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally, by telephone, email or other means of communication.  We will not compensate any of these persons for soliciting proxies on our behalf.  We will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

What other information would be helpful for my understanding of this proxy solicitation?

We have enclosed our 2021 Annual Report to Stockholders with this Proxy Statement.  Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC, is included in the 2021 Annual Report to Stockholders.  The Annual Report on Form 10-K for the fiscal year ended December 31, 2021 includes our audited consolidated financial statements, along with other information about us, which we encourage you to read.  The 2021 Annual Report to Stockholders is not a part of the proxy solicitation material and is not incorporated herein by reference.

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When are stockholder proposals and director nominations due for next year’s Annual Meeting?

At our annual meeting each year, our Board will submit to stockholders the Board’s nominees for election as directors.  In addition, the Board may submit other matters to the stockholders for action at such annual meeting.  Our stockholders may submit proposals for inclusion in our proxy materials.  These proposals must satisfy the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  To be considered for inclusion in the proxy materials for the 2023 Annual Meeting of Stockholders, you must submit your proposal in writing to our Corporate Secretary, Charge Enterprises, Inc., 125 Park Avenue, 25th Floor, New York, New York 10017, by [●], 2023.  However, in the event we hold the 2023 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary of this 2022 Annual Meeting, we will disclose the deadline by which stockholder proposals must be received in our earliest possible Quarterly Report on Form 10-Q, or, if impractical, by any means reasonably calculated to inform stockholders.

Our Amended and Restated Bylaws (the “Bylaws”), provide that if you, as a stockholder, want to recommend a nominee for director or to properly bring business before any annual meeting of stockholders, you must provide a notice, delivered to or mailed and received by our Corporate Secretary not less than 45 days nor more than 75 days prior to the one-year anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting of stockholders.  However, if the annual meeting is convened more than 30 days before, or delayed by more than 30 days after, the one-year anniversary of the immediately preceding year’s annual meeting of stockholders, notice to be timely must be received by our Corporate Secretary not later than the close of business on the later of the 90th day before such annual meeting or the 10th day following our public announcement of the date of such annual meeting is first made.  Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals.  While the Board will consider stockholder proposals that are properly brought before the 2023 Annual Meeting of Stockholders, we reserve the right to omit from our proxy statement for the 2023 Annual Meeting of Stockholders proposals that we are not required to include under the Exchange Act, including Rule 14a-8 thereunder.

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PROPOSAL ONE: ELECTION OF DIRECTORS

General

Our Bylaws provide for a board of directors consisting of such number of directors as determined by resolution of our Board.  The Board currently has set the number of directors at ten.  Our director nominees exhibit diverse backgrounds, experience, skills, tenure and perspectives that uniquely contribute to the success of our business.  The Nominating and Corporate Governance Committee of the Board recommended the nomination, which the Board approved, of the following individuals, all of whom are current directors of our company, for re-election to the Board for a term that will expire at the 2023 Annual Meeting of Stockholders or until their respective successors shall be elected and duly qualified: Andrew Fox, Craig Denson, Philip Scala, Justin Deutsch, James Murphy, Baron Davis, Benjamin Carson, Jr., Chantel E. Lenard, Gary Jacobs and Amy Hanson.

Required Vote

Our Bylaws provide that, in the election of directors, nominees shall be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RE-ELECTION OF ANDREW FOX, CRAIG DENSON, PHILIP SCALA, JUSTIN DEUTSCH, JAMES MURPHY, BARON DAVIS, BENJAMIN CARSON, JR., CHANTEL E. LENARD, GARY JACOBS AND AMY HANSON TO THE BOARD.

Unless authority to vote for one of the nominees is specifically withheld according to the instructions on your proxy card, the shares represented by each returned proxy will be voted FOR the election of Andrew Fox, Craig Denson, Philip Scala, Justin Deutsch, James Murphy, Baron Davis, Benjamin Carson, Jr., Chantel E. Lenard, Gary Jacobs and Amy Hanson.  We do not contemplate that any of the nominees will be unable to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the proxy card reserve the right to vote for such substitute nominee or nominees as they, in their discretion, determine, provided that proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

Nominees Proposed for Election as Directors

ANDREW FOX
Age: 49	Board Committees:
Director since: October 2020	None

Andrew Fox has been the Chairman of the Board since September 2021 and the Chief Executive Officer and a Director since October 2020.  Mr. Fox has been the founder and Chief Executive Officer of GetCharged, Inc. since its formation in 2018.  Mr. Fox simultaneously serves as a managing partner of Alliance Building Services, a role he began in 2003.  Mr. Fox is a serial entrepreneur with over two decades of experience.  He is the founder of 3-G Communications, a cellular tower leasing and financing firm, Way Communications, Clubplanet, Wantickets, NewYears.com, Track Net, NewCarpet.com and is a co-founder of YJP.org.  Mr. Fox is also on the Board of Directors for the Conrad Foundation, which challenges high school students to solve 21st-century problems using science and technology and was the President of the Chairscholars Foundation from 1999-2011.  Mr. Fox received his BBA in Accounting from Adelphi University in 1995.

CRAIG DENSON
Age: 61	Board Committees:
Director since: October 2020	None

Craig Denson has been the Chief Operating Officer and a Director since October 2020, the Chief Compliance Officer since November 2021, the Secretary since December 2021, and was the Interim Chief Financial Officer from January 2021 until September 2021.  Mr. Denson has been the President and CEO of PTGi since May 2012.  Mr. Denson joined PTGi in 2009 as Vice President, responsible for the Wholesale and Pre-Paid Telecom divisions in North America.  In May 2012 Mr. Denson was promoted to President and CEO of PTGi.  Prior to joining the company, Mr. Denson was President and COO of Sigma Software Solutions from 2000 to 2010, an OSS and BSS software company providing billing and CRM software to the telecom industry globally.  Prior to Sigma Software, Mr. Denson was Vice President and General Manager of ACS Canada, whereby he led the Telecom ASP software services division from 1996 to 2000.  Mr. Denson started his career with PepsiCo in 1986, progressing through the organization and ending as National Sales Manager of two operating divisions before entering the telecom industry in 1999.  Mr. Denson holds a business degree from Humber College, is a strategic planner and conceptual thinker, excels at bringing clarity to complex issues by creating practical solutions to organizational challenges.

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PHILIP SCALA
Age: 71	Board Committees:
Director since: May 2020	None

Philip P. Scala has been a Director of Charge Enterprises since May 2020.  He was our interim Chief Executive Officer from May 2020 until October 2020 and our Secretary and Director from May 2020 until December 2021.  Since May 2008, Mr. Scala has also been the chief executive officer and founder of Pathfinder Consultants International, Inc., a private security firm.  Prior to forming Pathfinder Consultants International, Mr. Scala served the United States both as a Commissioned Officer in the US Army for five years (from 1974 through 1979) followed by his 29 years of service with the Federal Bureau of Investigations.  He graduated from the Airborne, Ranger, and Pathfinder Schools (Honor Graduate) at the Fort Benning Infantry School, and served with the First of the Sixth Infantry, First Armored Division, in the Federal Republic of Germany (1974-1977).  Mr. Scala received his bachelor’s degree and Master of Business Administration in accounting from St. John’s University; he also earned a Master of Arts degree in Psychology from New York University.

JUSTIN DEUTSCH
Age: 45	Board Committees:
Director since: May 2020	None

Justin Deutsch has been a director of Charge Enterprises since May 2020.  Mr. Deutsch joined Weybosset Research & Management, LLC in October 2014 as a portfolio manager and since 2020 has served as a partner.  Prior to joining the firm, he was an equity analyst and trader at Bay Crest Partners for five years, specializing in large cap companies.  Justin has been instrumental in helping build portfolios at Weybosset – think, trains, truck engines, beer, industrial gasses, and retailing.  Before Bay Crest, Mr. Deutsch worked as head trader and portfolio manager for Horn Capital Management, a hedge fund based in New York City.  Mr. Deutsch received his BA from New York University and most recently attended the Harvard Kennedy Schools program, Investment Decisions and Behavioral Finance.  He currently splits his time between New York and Providence.

JAMES MURPHY
Age: 78	Board Committees:
Director since: June 2020	Compensation; Nominating and Corporate Governance

James Murphy has been a director of Charge Enterprises since June 2020.  Mr. Murphy is the Founder and President of Sutton Associates and has served in such role since 1991.  Prior to Sutton Associates, Mr. Murphy was President of Yale Associates from 1985 to 1990.  From 1980 to 1984, Mr. Murphy was an Assistant Special Agent in Charge with the Federal Bureau of Investigation, responsible for a territory encompassing more than seven million people.  His investigative specialties included organized crime, white-collar crime, labor racketeering and political corruption.  From 1976 to 1980, Mr. Murphy was assigned to the Office of Planning and Evaluation at FBI headquarters, Washington, D.C.  In this capacity, he evaluated and recommended changes in the FBI’s administrative and investigative programs.  Since entering the private sector in 1984, Mr. Murphy has advanced the industry by developing systematic and professional protocols for performing due diligence, as well as other investigative services.

BARON DAVIS
Age: 43	Board Committees:
Director since: February 2021	Compensation

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Baron Davis has been a Director of Charge Enterprises since February 2021.  Mr. Davis is an entrepreneur, investor, and two-time NBA All-Star and record-holder.  From 1999 to 2016, Mr. Davis played for the Charlotte Hornets, the Golden State Warriors, the Los Angeles Clippers, the Cleveland Cavaliers, and the New York Knicks.  Known for his electrifying style on the court, Mr. Davis was a powerful point guard, who won national acclaim for executing in crucial, high-pressure moments, when his team needed him the most.  As a businessman, Mr. Davis was one of the original investors for Vitaminwater and helped launch Thrive Market.  Mr. Davis is also the founder of several companies, including Sports and Lifestyle in Culture (SLIC), The Black Santa Company, BIG and No Label – each with the objective of combining creative talent with original publication and production to develop and provide educational and heartwarming stories that appeal to global audiences of all ages.

BENJAMIN CARSON, JR.
Age: 37	Board Committees:
Director since: March 2021	Compensation

Benjamin Carson, Jr. has been a Director of Charge Enterprises since March 2021.  Since 2013, Mr. Carson has been at the private equity firm Interprise Partners, where he is a Co-Founder and Partner responsible for the overall guidance of the firm and its portfolio.  In this role, Mr. Carson focuses on the total financial health of Interprise Partners and its holdings with an emphasis on capital structures, deal origination, and strategic planning.  Complementing his prior experiences in investments and operations, he supports portfolio executive teams with capital market insights and growth strategies.  Mr. Carson becomes directly involved with portfolio companies to support strategic alliances, business development, and corporate development initiatives.  Mr. Carson has a BA in Psychology from Tufts University.

CHANTEL E. LENARD
Age: 53	Board Committees:
Director since: January 2022	Audit; Nominating and Corporate Governance

Chantel E. Lenard has been a Director of Charge Enterprises since January 2022.  Ms. Lenard was selected as one of the “100 Leading Women in North American Auto Industry” by Automotive News, received the Outstanding Industrial Engineering Alumni award from Purdue University and is also a recipient of an Effie Gold Award for marketing innovation and effectiveness.  Having served as US Chief Marketing Officer of Ford Motor Company (NYSE: F) from 2013 to 2017, in a 25-year career where she created high performance results delivering $80 billion in annual revenue, Ms. Lenard transformed Ford’s marketing approach toward a digital focus and led integration of predictive analytics into the client centric experience.  Since 2017, Ms. Lenard has taught marketing strategy in the MBA program at the University of Michigan Ross School of Business.  Ms. Lenard has strong board of directors' experience.  She has served as a Director and member of the Compensation Committee of TTM Technologies, Inc. (Nasdaq: TTMI) since November 2018, as a Director and member of the HR and Compensation Committee of the Uni-Select Inc. (TSX: UNS) since May 2020, and as a Director and member of the Audit and Compensation Committees of LSI Industries (Nasdaq: LYTS) since June 2020. Ms. Lenard holds a bachelor’s degree in industrial engineering from Purdue University and a master’s degree in business administration from Harvard University.

GARY JACOBS
Age: 77	Board Committees:
Director since: January 2022	Audit; Nominating and Corporate Governance

Gary Jacobs has been a Director of Charge Enterprises since January 2022.  In his capacity as corporate counsel for major business organizations, Mr. Jacobs has extensive experience in corporate strategy, domestic and international strategic ventures, M&A and other business and real estate transactions across many industries.  From June 2000 to December 2009, Mr. Jacobs held senior executive positions at MGM Resorts International (NYSE: MGM) including as President - Corporate Strategy (2009), Executive Vice President (June 2000 - early 2009), and General Counsel (June 2000 - December 2009).  Mr. Jacobs also served as a member of MGM’s Board of Directors and Executive Committee.  While at MGM Resorts, he was heavily involved in corporate transactions such as the development of the City Center project as well as the purchase, sale and securitization of real estate.  Mr. Jacobs became Chairman of Third Wave Recovery Systems, LLC in 2022, has been Chairman of Second Wave Delivery Systems, LLC since December 2020 and until its sale in 2020, was also Chairman of Acuity Delivery Systems, LLC.  Mr. Jacobs served as Secretary and as a Director of The Intergroup Corporation (Nasdaq: INTG) from 1998 to 2014.  Mr. Jacobs is a graduate of Brandeis University (B.A., summa cum laude) and Yale Law School (LLB) and studied at the London School of Economics.

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AMY HANSON
Age: 63	Board Committees:
Director since: January 2022	Audit

Amy Hanson has been a Director of Charge Enterprises since January 2022.  She has extensive experience as a C-level executive with a focus on finance, operations, strategic planning and M&A execution encompassing acquisition, consolidation and integration leadership.  Ms. Hanson has been the CEO of Amy Hanson Advisory Services, a strategic management consulting service organization, since she founded it in April 2016.  Ms. Hanson was previously Executive Vice President and Corporate Officer of Macy’s, Inc. where she spent 33 years in various executive positions.  Ms. Hanson has strong board of directors’ experience.  Ms. Hanson serves on the Boards of Directors of Credit First National Association, a wholly owned bank subsidiary of Bridgestone Americas, Strivve, Inc., a Seattle-based fintech start-up, and Messer, Inc., a leading construction and real estate development company in the Midwest and South.  Since January 2019, Ms. Hanson has served as a Director and member of the Compensation and Nominating and Corporate Governance Committees and chair of the Audit Committee of LSI Industries (Nasdaq: LYTS).

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Experience and Qualifications

The SEC’s rules require us to briefly discuss the particular experience, qualifications, attributes or skills that led our Board to conclude that each director or nominee for director should serve on our Board.  We have provided this discussion in the following skills matrix for each director.

Attributes	Director
	Andrew Fox	Craig Denson	Philip Scala	Justin Deutsch	James Murphy	Baron Davis	Benjamin Carson, Jr.	Chantel E. Lenard	Gary Jacobs	Amy Hanson
Public Company Leadership Held leadership positions with an understanding of the considerations unique to public companies.	x	x	x	x				x	x	x
Strategic Planning Experience setting long-term corporate vision and direction, and evaluating competitive positioning.	x	x		x		x	x	x	x	x
Finance and Accounting Experience in evaluating financial statements, capital structure and financial strategy.	x	x	x	x	x		x	x	x	x
Industry Experience Experience in the industry and markets served by our company and offer valuable perspective for operations.	x	x	x	x		x	x	x		x
Risk Management Experience in overseeing the challenges and potential disruptors facing our company and industries.	x	x		x	x	x	x		x	x
Human Capital Management Experience in succession planning, attracting, developing, motivating and retaining high-performing talent.	x	x			x	x		x	x	x
Regulatory Experience with public policy, governmental affairs, and highly-regulated industries.	x	x			x		x	x	x	x
Corporate Governance Experience in assuring transparency, accountability and board effectiveness.	x		x	x	x		x	x	x	x

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CORPORATE GOVERNANCE

Director Independence

Our Corporate Governance Guidelines define an “independent” director in accordance with the applicable provisions of the Exchange Act and the applicable rules (the “Nasdaq Listing Rules”) of The Nasdaq Stock Market (“Nasdaq”).  We believe it is not possible to anticipate or explicitly provide for all potential situations that may affect independence, our Board periodically reviews each director’s status as an independent director and whether any independent director has any other relationship with our company that, in the judgment of our Board, would interfere with the director’s exercise of independent judgment in carrying out such director’s responsibilities as a director.  The Board annually makes an affirmative determination as to whether each director is “independent” under the applicable provisions of the Exchange Act and the Nasdaq Listing Rules.

The Board of directors has determined that Messrs. Murphy, Davis, Carson, Jr., and Jacobs, and Mses. Lenard and Hanson are each independent.

Board Leadership Structure

Neither our Bylaws nor our Corporate Governance Guidelines require that we separate the chairman of the board and Chief Executive Officer positions.  Our Board believes that not separating these positions is the appropriate leadership structure for us at this time.  Our Board recognizes that depending on the circumstances, other leadership models, such as separating the role of chairman of the board with the role of Chief Executive Officer, might be appropriate.  Accordingly, our Board intends to periodically review its leadership structure.  Our Board believes its administration of its risk oversight function has not affected its leadership structure.

Board Diversity Matrix: The following matrix discloses the gender and demographic backgrounds of our Board as self-identified by its members in accordance with the newly enacted Nasdaq Listing Rule 5606.

Total Number of Directors: 10		Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		2	8
Part II: Demographic Background
African American or Black	2
Asian	-
Hispanic	-
White	8
Did Not Disclose Demographic Background	-

Stockholder Communications

Stockholders may send correspondence by mail to the full Board or to individual directors.  Stockholders should address correspondence to the Board or individual directors in care of Charge Enterprises, Inc., Attention: Corporate Secretary, 125 Park Avenue, 25th Floor, New York, New York 10017.

All stockholder correspondence will be compiled by our Secretary and forwarded if and as appropriate.  In general, correspondence relating to corporate governance issues, long-term corporate strategy, or similar substantive matters will be forwarded to our Board, the individual director, one of the committees of the Board, or a committee member for review.  Correspondence relating to ordinary business affairs or those matters more appropriately addressed by our officers or their designees will be forwarded to such persons accordingly.

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Board Committees

Our Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and the responsibilities described below.  In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues.  Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee operates under a written charter which are available our website located at www.charge.enterprises.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Andrew Fox
Craig Denson
Justin Deutsch
James Murphy		x	x
Philip Scala
Baron Davis		x
Benjamin Carson, Jr.		x (chair)
Gary Jacobs	x		x (chair)
Amy Hanson	x (chair)
Chantel E. Lenard	x		x

Audit Committee

Our Audit Committee will be responsible for, among other things:

•	our company’s financial statements and other financial information provided by us to our shareholders and others;
•	the independent auditors, including their qualifications and independence;
•	our systems of internal controls, including internal audit function;
•	treasury and finance matters;
•	enterprise risk management, privacy and data security; and
•	compliance with legal, regulatory and public disclosure requirements.

The current members of our Audit Committee are Gary Jacobs, Amy Hanson and Chantel E. Lenard, with Ms. Hanson serving as chair.  All members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules and regulations.  Our Board has affirmatively determined that each member of our Audit Committee qualifies as “independent” under Nasdaq’s additional standards applicable to Audit Committee members and Rule 10A-3 of the Exchange Act applicable to Audit Committee members.  In addition, our Board has determined that Ms. Hanson qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Compensation Committee

Our Compensation Committee will be responsible for, among other things:

•	review and approve the compensation arrangements for executive officers; and
•	administer our stock incentive plans

The current members of our Compensation Committee are James Murphy, Baron Davis and Benjamin Carson, Jr., with Mr. Carson, Jr. serving as chair.  Our Board has determined that each member of our Compensation Committee qualifies as “independent” under Nasdaq’s additional standards applicable to compensation committee members and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Before selecting any such consultant, counsel or advisor, the Compensation Committee reviews and considers the independence of such consultant, counsel or advisor in accordance with applicable Nasdaq rules. We must provide appropriate funding for payment of reasonable compensation to any advisor retained by the Compensation Committee.

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Nominating and Corporate Governance Committee

Our nominating and governance committee will be responsible for, among other things:

•	identifying individuals qualified to become members of the Board of Directors;
•	recommending to the Board of Directors nominees to stand for election as Directors or fill vacancies on the Board; and
•	developing and recommending to the Board a set of corporate governance principles applicable to our company.

The current members of our Nominating and Corporate Governance Committee are Gary Jacobs, James Murphy and Chantel E. Lenard, with Mr. Jacobs serving as chair.  Our Board has determined that each of Mr. Jacobs, Mr. Murphy and Ms. Lenard qualifies as “independent” under applicable Nasdaq rules applicable to Nominating and Corporate Governance Committee members.

Role of the Board in Risk Oversight

We face a number of risks and our Board believes that risk management is an important part of establishing, updating and executing on our business strategy.  Our Board, as a whole and at the committee level, has oversight responsibility relating to risks that could affect our corporate strategy, business objectives, compliance, operations, and financial condition and performance.  Our Board focuses its oversight on the most significant risks facing our company to identify, prioritize, assess, manage and mitigate those risks.  Our Board and its committees receive regular reports from members of our senior management on areas of material risk to our company, including strategic, operational, financial, legal and regulatory risks.  While our Board has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on our company.

The Audit Committee, as part of its responsibilities, oversees and discusses with management, at least annually, our policies with respect to risk assessment and risk management. Such risks may include, but are not limited to accounting matters, liquidity and credit risks, corporate tax positions, insurance coverage, cash investment strategy and results, and risks related to information technology and data security, and the actions management has taken to limit, monitor or control such exposures.

The Compensation Committee is responsible for overseeing and reviewing with management our major compensation-related risk exposures, reviewing and discussing, at least annually, the relationship between risk management policies and practices and compensation, and evaluating the steps management has taken to monitor or mitigate such exposures, including risks related to executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies.

The Nominating and Corporate Governance Committee assesses legal compliance risk exposures in connection with our corporate governance policies.

These committees will provide regular reports to the full Board.

Our Board has recently established an Ad Hoc Risk Management Committee to review with management the assessment of management of our company’s material risks, our company’s exposure to such risks and the steps management has taken to monitor or mitigate such exposures.  The current members of our Ad Hoc Risk Management Committee are Gary Jacobs, Amy Hanson, Chantel E. Lenard and Benjamin Carson, Jr.

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Board and Board Committee Meetings and Attendance

During 2021, our Board met two times.  No committee meetings took place in 2021.  The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee were each officially formed in January 2022.  In 2021, each of our directors attended at least 50% of the meetings of the Board

Executive Sessions

Executive sessions, which are private meetings of the independent non-management members of the Board, were not held in 2021, however we anticipate to be scheduled at least twice per year for the fiscal year ending December 31, 2022.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders.  We anticipate all of our directors will attend the Annual Meeting.

Committee Charters and Corporate Governance Guidelines

Our charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and other corporate governance information are available under the Investors page of our website located at www.charge.enterprises, or by writing to our Corporate Secretary at our offices at 125 Park Avenue, 25th Floor, New York, NY 10017.

Compensation Committee Interlocks and Insider Participation

During 2021, none of our executive officers served as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that had one or more executive officers serving on our Board or Compensation Committee.  During the fiscal year ended December 31, 2021, no other relationships required to be disclosed by the rules of the SEC existed aside from those identified herein.

Code of Ethics and Business Conduct

We adopted a written Code of Ethics and Business Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  We also disclose amendments to or waivers from its Code of Ethics and Business Conduct affecting directors or executive officers.  A copy of the code is posted on our website at www.charge.enterprises/corporate-governance#docs.

Employee, Officer, and Director Hedging, Pledging, and Other Transactions

Our Policy on Insider Trading and Communications with the Public restricts our employees, officers, and directors from engaging in any hedging, pledging, or other monetization transactions involving our securities.

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EXECUTIVE OFFICERS AND SENIOR MANAGEMENT

Our current executive officers are as follows:

Name	Age	Position
Andrew Fox	49	Chairman of the Board, Chief Executive Officer and Director
Craig Denson	61	Chief Operating Officer, Chief Compliance Officer, Secretary and Director
Leah Schweller	49	Chief Financial Officer
Mark LaNeve	63	President
Nicole Antakli	50	Chief Business Officer

For a description of the background of Messrs. Fox and Denson, See Proposal Number One - Nominees Proposed for Election as Directors.

Leah Schweller has been the Chief Financial Officer since September 2021. From 2006 to 2021 Ms. Schweller held various positions at American Express within Finance, the last of which was from 2017 to 2021, as Vice President, where she led large global teams responsible for credit reserving, technical accounting, securitization, and overall financial integrity, and Chief Accounting Officer for an SEC filing subsidiary. Prior to American Express, Ms. Schweller worked in M&A Transaction Services from 2001 to 2006 and Audit from 1996 to 2001 at Deloitte & Touche LLP. Ms. Schweller received her Bachelor of Science in Business Administration – Accounting from The Ohio State University.

Mark LaNeve has been our President since October 2021 and was the Chief Business Officer through June 2021.  Mr. LaNeve served as Vice President, Marketing, Sales and Service U.S. & Canada of the Ford Motor Company from January 2015 until January 2021.  From August 2012 through January 2014, Mr. LaNeve served as Chief Operating Officer of Global Team Ford, an agency that serves as the marketing and advertising agency for the Ford Motor Company and the Ford and Lincoln brands on a global basis.  Global Team Ford is part of the WPP Group, a multinational advertising and public relations company.  Mr. LaNeve was previously with Allstate Insurance Corporation where he served as Senior Executive Vice President (January 2011–February 2012) and Chief Marketing Officer (October 2009–February 2012).  Prior to joining Allstate, Mr. LaNeve was Vice President of Sales, Service and Marketing at General Motors Corporation (September 2004–January 2009).  Mr. LaNeve is involved with various organizations that assist people affected by autism and sits on the board of Eton Academy for different learners in Birmingham, Michigan.  He also serves on the board of Angel’s Place, a non-profit organization that provides people-centered services, including homes and professional support for adults with developmental disabilities, as well as the Autism Alliance of Michigan, which provides various services and career placement for people on the autism spectrum.  Mr. LaNeve is a director of Audacy, Inc. (NYSE: AUD), formerly Entercom Communications Corp., a multi-platform audio content and entertainment company, where he serves as a member of the compensation committee.  Mr. LaNeve has a B.A. in Marketing from the University of Virginia.

Nicole Antakli has been our Chief Business Officer since October 2021 and was the Director of Administration at Charge Enterprises since August 2021. Ms. Antakli also serves as the General Manager of Charge Infrastructure where she manages the operations, development and business strategy for EV charging infrastructure under the leadership of Mark LaNeve.  Since 2018, Ms. Antakli has also been the Managing Principal at NMA Holdings, LLC where she is an independent business consultant and project managed rehabilitations for residential real estate.  From 2016 to 2017, Ms. Antakli worked as Vice President of Operations at EmaginePOS, Inc., a growth-positioned cloud-based, proprietary software Point of Sale company servicing the restaurant and hospitality industries.  In 1999, Ms. Antakli started her career at Intraco Corporation, a global export management firm, progressing through the corporation to President and Chief Operating Officer until August 2012.  Ms. Antakli has a BA in Political Science from Villanova University, and a MBA in International Business from Schiller International University.

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EXECUTIVE COMPENSATION

As a smaller reporting company under the Securities Exchange Act of 1934, as amended, and an emerging growth company under the Securities Act of 1933, as amended, we are providing the following executive compensation information in accordance with the scaled disclosure requirements pursuant to Item 402(m)-(q) of Regulation S-K.

The following is a discussion of the compensation arrangements of our named executive officers (“NEOs”).  As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Our NEOs include our principal executive officer and our two most highly compensated executive officers, other than our principal executive officer, for the fiscal year ended December 31, 2021.  These NEOs and their positions are:

•	Isaac H. Sutton, our former Chief Executive Officer resigned from our company on April 30, 2020
•	Philip P. Scala, our former Interim Chief Executive Officer who was appointed on May 8, 2020 and resigned on October 12, 2020
•	Andrew Fox, our Chief Executive Officer who was appointed on October 12, 2020. Mr. Fox was appointed Chairman on September 14, 2021
•	Mark LaNeve, our President who was appointed on October 28, 2021
•	Leah Schweller, our Chief Financial Officer who was appointed on September 13, 2021

Summary Compensation Table

The following table shows information regarding the compensation of our NEOs for the years presented.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (6)	All Other Compensation ($)	Total ($)
Isaac Sutton (1)	2021	—	—	—	—	—
Former Chief Executive Officer	2020	—	—	—	—	—
Philip P. Scala (2)	2021	—	—	—	—	—
Former Chief Executive Officer	2020	—	—	—	—	—
Andrew Fox (3)	2021	94,867	650,000	—	15,000	759,867
Chief Executive Officer	2020	—	—	4,728,751	—	4,728,751
Mark LaNeve (4)	2021	70,000	—	5,111,243	—	5,181,243
President	2020	—	—	—	—	—
Leah Schweller (5)	2021	75,801	100,000	4,931,700	666,466	5,773,967
Chief Financial Officer	2020	—	—	—	—	—

(1)	Mr. Sutton resigned as Chief Executive Officer on April 30, 2020.
(2)	Mr. Scala was appointed as Chief Executive Officer on May 8, 2020 and resigned on October 12, 2020.
(3)

Mr. Fox was appointed as Chief Executive Officer on October 12, 2020. Amounts included in All Other Compensation represent incremental medical benefits. In addition, our company paid for various memberships for Mr. Fox for business related activities aggregating to approximately $155,000 for the year ended December 31, 2021.

(4)	Mr. LaNeve was appointed as President on October 28, 2021.
(5)	Ms. Schweller was appointed as Chief Financial Officer on September 13, 2021. Amounts included in All Other Compensation represent Restricted Share Units granted upon hire.
(6)

These amounts represent the aggregate grant date fair value for option awards for the fiscal year ended December 31, 2021 and 2020, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC 718.

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Outstanding Equity Awards at Year End

The following table sets forth all outstanding equity awards held by each of the NEOs as of December 31, 2021.

Name and Principal Position	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Isaac Sutton (1)	—	—	—	—	—
Former Chief Executive Officer
Philip P. Scala (2)	1/11/2021	50,000	200,000	$2.00	1/15/2026
Former Chief Executive Officer
Andrew Fox (3)	10/12/2020	4,875,000	4,875,000	$0.49	10/15/2025
Chief Executive Officer
Mark LaNeve (4)	10/28/2021	250,000	750,000	$3.00	10/27/2026
President	6/1/2021	—	750,000	$2.80	6/1/2027
Leah Schweller (5)	9/13/2021	—	1,500,000	$3.38	9/12/2026
Chief Financial Officer

Offer Letter Agreements

Andrew Fox Employment Agreement

We entered into an offer letter agreement with Andrew Fox, our Chief Executive Officer, effective on October 25, 2021.  The offer letter has no specific term and constitutes at-will employment.  Mr. Fox’s annual base salary was $400,000 beginning on November 1, 2021.  Mr. Fox was also entitled to a spot bonus of $300,000 payable on November 15, 2021 or such other date as agreed upon by the Board and he is entitled to a discretionary annual bonus targeted at $300,000, which will be considered by the Compensation Committee of the Board in March following the performance year.  Mr. Fox is also entitled to participate in the benefit plans and programs of our company at a level commensurate with his position.  In recognition of Mr. Fox’s personal contributions, business performance and milestones achieved by Mr. Fox, on December 23, 2021, the Board approved a cash spot bonus in the aggregate amount of $580,000 which was paid in installments of $330,000 and $250,000 on December 31, 2021 and January 31, 2022, respectively.

Mark LaNeve Employment Agreement

We entered into an offer letter agreement with Mark LaNeve, our President, effective on May 1, 2021, as amended on November 9, 2021.  The offer letter has no specific term and constitutes at-will employment. Mr. LaNeve’s annual base salary is $120,000.  Mr. LaNeve  is entitled to a discretionary annual bonus and/or share issuances, which will be considered by the Compensation Committee of the Board in March following the performance year.

Mr. LaNeve is also entitled to participate in the benefit plans and programs of our company at a level commensurate with his position.  In connection with the commencement of Mr. LaNeve’s employment, he received 750,000 incentive stock options, which vest as follows: 187,500 on each first, second, third, and fourth-year anniversary of the date of grant.

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Leah Schweller Employment Agreement

We entered into an offer letter agreement with Leah Schweller, our Chief Financial Officer, effective on September 13, 2021.  The offer letter has no specific term and constitutes at-will employment.  Ms. Schweller’s annual base salary is $250,000.  In addition to a $100,000 one-time signing bonus, Ms. Schweller is also entitled to a discretionary annual bonus of up to 125% of her base salary, which will be considered by the Compensation Committee of the Board in March following the performance year.  Ms. Schweller is also entitled to participate in the benefit plans and programs of our company at a level commensurate with her position.  In connection with Ms. Schweller’s commencement of employment, she was initially granted 1,500,000 options to purchase shares of Common Stock, which vest in three equal installments on each of the first, second and third anniversary of the date of grant as well as 197,179 restricted stock units.  The restricted stock units vested and were settled in May 2022 for 111,810 shares of Common Stock and $346,598 cash.  The offer letter provides that, in the event Ms. Schweller is terminated for reasons other than voluntary resignation, death, disability, or for Good Cause (as defined in the offer letter), we will agree to: (i) pay all previously earned but unpaid base salary up to the date of termination, and (ii) pay separation pay equal to twelve (12) months of her then-current base salary and reimburse her for the monthly premiums for elected COBRA coverage for a period of up to six (6) months.

Long-Term Incentive Plans, Retirement or Similar Benefit Plans

As of December 31, 2021, there were no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

We do not have arrangements in respect of remuneration received or that may be received by our NEOs set forth above to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control except as those described under “Offer Letter Agreements” described above.

2020 Omnibus Equity Incentive Plan

On January 11, 2021, our Board and a majority of our stockholders adopted the 2020 Omnibus Equity Incentive Plan (the “2020 Plan”), as amended and restated as of May 7, 2021 and on December 23, 2021, with 75,000,000 shares available for issuance.  As of December 31, 2021, we have issued options to purchase 44,920,000 shares of Common Stock with a weighted average exercise price of $1.78, and 241,273 restricted stock units.  All of such restricted stock units vested and were settled in May 2022.

Class and Basis of Participation	Approximate Number of Class
Employees	186
Directors (1)	7
Independent Contractors	38

(1)	Two of the seven directors are employees of our company. Note that three additional directors were added in January 2022.

Description of 2020 Plan

Types of Awards

The 2020 Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards. Items described above in the Section called “Shares Available; Certain Limitations” are incorporated herein by reference.

Administration

The 2020 Plan is administered by the Compensation Committee (such committee sometimes referred to as the “plan administrator”).  The plan administrator may interpret the 2020 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2020 Plan, provided that, subject to the equitable adjustment provisions described below, the plan administrator will not have the authority to reprice or cancel and re-grant any award at a lower exercise, base or purchase price or cancel any award with an exercise, base or purchase price in exchange for cash, property or other awards without first obtaining the approval of our stockholders.

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The 2020 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, the number of shares of Common Stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards.

Restricted Stock and Restricted Stock Units

Restricted stock and RSUs may be granted under the 2020 Plan.  The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted stock and RSUs.  If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted stock and RSUs will be forfeited.  Subject to the provisions of the 2020 Plan and the applicable award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments.

Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a stockholder; provided that dividends will only be paid if and when the underlying restricted stock vests.  RSUs will not be entitled to dividends prior to vesting, but may be entitled to receive dividend equivalents if the award agreement provides for them.  The rights of participants granted restricted stock or RSUs upon the termination of employment or service to us will be set forth in the award agreement.

Options

Incentive stock options and non-statutory stock options may be granted under the 2020 Plan.  An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Code.  A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Code.  A non-statutory stock option under the 2020 Plan is referred to for federal income tax purposes as a “non-qualified” stock option.  Each option granted under the 2020 Plan will be designated as a non-qualified stock option or an incentive stock option.  At the discretion of the administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424(e) of the Code) or employees of our subsidiaries.

The exercise period of an option may not exceed ten years from the date of grant and the exercise price may not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to ten percent stockholders).  The exercise price for shares of Common Stock subject to an option may be paid in cash, or as determined by the plan administrator in its sole discretion, (i) through any cashless exercise procedure approved by the plan administrator (including the withholding of shares of Common Stock otherwise issuable upon exercise), (ii) by tendering unrestricted shares of Common Stock owned by the participant, (iii) with any other form of consideration approved by the plan administrator and permitted by applicable law or (iv) by any combination of these methods.  The option holder will have no rights to dividends or distributions or other rights of a stockholder with respect to the shares of Common Stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the participant may exercise his or her option (to the extent vested as of such date of termination) for such period of time as specified in his or her option agreement.

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Stock Appreciation Rights

SARs may be granted either alone (a “free-standing SAR”) or in conjunction with all or part of any option granted under the 2020 Plan (a “tandem SAR”).  A free-standing SAR will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of Common Stock over the base price of the free-standing SAR (which shall be no less than 100% of the fair market value of the related shares of Common Stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised.  A tandem SAR will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of Common Stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised.  The exercise period of a free-standing SAR may not exceed ten years from the date of grant.  The exercise period of a tandem SAR will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a stockholder with respect to the shares of Common Stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement.

Other Stock-Based Awards

The plan administrator may grant other stock-based awards under the 2020 Plan, valued in whole or in part by reference to, or otherwise based on, shares of Common Stock.  The plan administrator will determine the terms and conditions of these awards, including the number of shares of Common Stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals).  The rights of participants granted other stock-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement.  In the event that a bonus is granted in the form of shares of Common Stock, the shares of Common Stock constituting such bonus shall, as determined by the administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such bonus is payable.  Any dividend or dividend equivalent award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award.

Equitable Adjustment and Treatment of Outstanding Awards Upon a Change in Control

In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of Common Stock, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our Common Stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the 2020 Plan, (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the 2020 Plan, (iii) the kind, number and purchase price of shares of Common Stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs and other stock-based awards granted under the 2020 Plan and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets).  Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator.  In addition, the plan administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of Common Stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of Common Stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant.  With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to incentive stock options will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

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The 2020 Plan provides that, unless otherwise determined by the plan administrator and evidenced in an award agreement, if a “change in control” (as defined below) occurs and a participant is employed by us or any of our affiliates immediately prior to the consummation of the change in control, then the plan administrator, in its sole and absolute discretion, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award granted under the 2020 Plan to lapse, and the awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels.  The plan administrator shall have discretion in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control.

For purposes of the 2020 Plan, a “change in control” means, in summary, the first to occur of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power; (ii) an unapproved change in the majority membership of our Board; (iii) a merger or consolidation of us or any of our subsidiaries, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our Board immediately prior to the merger or consolidation continuing to represent at least a majority of the board of directors of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) stockholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of us immediately prior to such sale or (B) a sale or disposition to an entity controlled by our Board.  However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions following which our stockholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.

Tax Withholding

Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the 2020 Plan, as determined by us.  We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant.  With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of Common Stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations.  We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.

Amendment and Termination of the 2020 Plan

The 2020 Plan provides our Board with authority to amend, alter or terminate the 2020 Plan, but no such action impair the rights of any participant with respect to outstanding awards without the participant’s consent.  The plan administrator may amend an award, prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent. Stockholder approval of any such action will be obtained if required to comply with applicable law.  The 2020 Plan will terminate on the tenth anniversary of the Effective Date (although awards granted before that time will remain outstanding in accordance with their terms).

Clawback

If we are required to prepare a financial restatement due to the material non-compliance with any financial reporting requirement, then the plan administrator may require any Section 16 officer to repay or forfeit to us that part of the cash or equity incentive compensation received by that Section 16 officer during the preceding three years that the plan administrator determines was in excess of the amount that such Section 16 officer would have received had such cash or equity incentive compensation been calculated based on the financial results reported in the restated financial statement.  The plan administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 16 officer (which need not be the same amount or proportion for each Section 16 officer).  The amount and form of the incentive compensation to be recouped shall be determined by the administrator in its sole and absolute discretion.

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New Plan Benefits

Future grants under the 2020 Plan will be made at the discretion of the plan administrator and, accordingly, are not yet determinable.  In addition, benefits under the 2020 Plan will depend on a number of factors, including the fair market value of our Common Stock on future dates and the exercise decisions made by participants.  Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the 2020 Plan.

Equity Compensation Plan Information

The following table provides certain information with respect to our company’s equity compensation plans in effect as of December 31, 2021:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders (1)	34,420,000	$2.16	40,580,000
Equity compensation plans not approved by security holders (2)	10,500,000	$0.55	0
Total	44,920,000	$1.78	40,580,000

(1)	The securities referenced in this row are solely with respect to our 2020 Omnibus Equity Incentive Plan.
(2)

The securities referenced in this row are reserved for future issuance pursuant to a Non-Qualified Stock Option Agreement granted on November 1, 2020 to Peggy Schuurman Hess, the wife of our Chief Operating Officer and a member of the Board, Craig Denson.

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DIRECTOR COMPENSATION

The following table presents the total compensation for each person who served as a non-employee member of our Board and received compensation for such service during the fiscal year ended December 31, 2021.  Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board in 2021.

NAME (1)	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Baron Davis	-	2,844,567	2,844,567
Benjamin Carson, Jr.	-	1,196,000	1,196,000
Justin Deutsch (2)	-	413,274	413,274
James Murphy	-	413,274	413,274
Philip Scala	-	413,274	413,274

(1)	Note that three additional directors were added in January 2022.
(2)	Excludes options to acquire 1,500,000 shares, with an exercise price of $2.00, on January 11, 2021 for services to be rendered to our company.

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of June 30, 2022, as to each person or group who is known to us to be the beneficial owner of more than 5% of our outstanding voting securities and as to the security and percentage ownership of each of our executive officers and directors and of all of our officers and directors as a group.  Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities.  Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of Common Stock shown as beneficially owned by the stockholder.  Shares of Common Stock that are currently exercisable or convertible within 60 days of June 30, 2022 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage beneficial ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the address of each stockholder is c/o Charge Enterprises, Inc. at 125 Park Avenue, 25th Floor, New York, NY 10017.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Class Outstanding(1)
Security Ownership of Certain Beneficial Owners:
Kenneth Orr(2)	18,395,848	8.93%
Gabriel 613 Trust (3)	31,093,906	15.09%
Arena Investors, LP (4)	24,946,923	9.99%
Andrew Fox (5)	36,475,443	17.29%
Dan Waldman (6)	14,350,576	6.96%
Security Ownership of Management and Directors:
Andrew Fox (5)	36,475,443	17.29%
Craig Denson (7)	4,500,000	2.14%
Mark LaNeve (8)	667,500	*
Leah Schweller (9)	111,810	*
Philip Scala (10)	1,161,887	*
Justin Deutsch (11)	1,624,768	*
James Murphy (12)	100,000	*
Baron Davis (13)	678,637	*
Benjamin Carson Jr. (14)	201,720	*
Amy Hanson (15)	125,000	*
Chantel Lenard (16)	100,000	*
Gary Jacobs (17)	102,000	*
Executive officers and directors as a group — 13 persons	46,048,765	21.88%

*	less than 1%

(1)

The number and percentage of shares beneficially owned are determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares over which the individual or entity has voting power or investment power and any shares of Common Stock that the individual has the right to acquire within 60 days of June 30, 2022, through the exercise of any stock option or other right.

(2)

Based on information set forth in a Schedule 13G filed with the SEC on June 22, 2022 by KORR Value, L.P., KORR Acquisition Group, Inc. and Kenneth Orr (“Mr. Orr”), each with an address of 1400 Old Country Road, Suite 305 Westbury, New York 11590.

(3)

Greg Goldberg, as trustee of the trust, has sole voting and dispositive power over the shares held by Gabriel 613 Trust.  The address of Gabriel 613 Trust is P.O. Box 627, Rincon, Puerto Rico 00677.  This amount excludes 4,500,000 shares of Common Stock that were sold but have not been transferred out of the name of Gabriel 613 Trust.  The beneficiaries of Gabriel 613 Trust are Mr. Orr’s children and Greg Goldberg, as trustee of Gabriel 613 Trust, has sole voting and dispositive power over the shares held by Gabriel 613 Trust.  Based on information set forth in a Schedule 13G filed with the SEC on June 22, 2022 by Mr. Orr, Mr. Orr disclaims beneficial ownership of our securities owned directly by Gabriel 613 Trust.

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(4)

Arena Investors, LP (the “Arena Investment Advisor”) is the investment adviser of, and may be deemed to beneficially own securities owned by the following entities (the “Arena Entities”): (a) Mt. Whitney Securities, LLC directly owns (i) 7,032,284 shares of Common Stock, (ii) warrants to purchase 5,291,408 shares of Common Stock, (iii) 7,231,495 shares of Common Stock issuable upon conversion of Series D Preferred Stock, and (iv) 711,465 shares of Common Stock issuable upon conversion of Series C Preferred Stock; (b) Arena Origination Co., LLC directly owns 252,000 shares of Common Stock; (c) Arena Finance Markets LP directly owns (i) 403,324 shares of Common Stock, (ii) warrants to purchase 487,137 shares of Common Stock, (iii) 664,375 shares of Common Stock issuable upon conversion of Series D Preferred Stock, and (iv) 66,371 shares of Common Stock issuable upon conversion of Series C Preferred Stock; (d) Arena Special Opportunities Fund, LP directly owns (i) 2,923,988 shares of Common Stock, (ii) warrants to purchase 2,201,227 shares of Common Stock, (iii) 2,765,973 shares of Common Stock issuable upon conversion of Series D Preferred Stock, and (iv) 367,965 shares of Common Stock issuable upon conversion of Series C Preferred Stock; (e) Arena Special Opportunities Partners I, LP directly owns (i) 5,590,632 shares of Common Stock, (ii) warrants to purchase 3,860,598 shares of Common Stock, (iii) 3,208,173 shares of Common Stock issuable upon conversion of Series D Preferred Stock, and (iv) 1,224,569 shares of Common Stock issuable upon conversion of Series C Preferred Stock; and (f) Arena Structured Private Investments LLC directly owns 15,555,540 shares of Common Stock issuable upon conversion of Series D Preferred Stock.  Arena Investors GP, LLC (the “Arena General Partner”)  is the general partner of, and may be deemed to beneficially own securities owned by, the Arena Investment Advisor.  By virtue of his position as the chief executive officer of the Arena General Partner and the Arena Investment Manager, Daniel Zwirn may be deemed to beneficially own securities owned by each of the Arena Entities.  It is our understanding that each of Mr. Zwirn, the Arena Investment Advisor and the Arena General Partner share voting and disposal power over the shares held by the Arena Entities described above.  Each of the warrants, Series D Preferred Stock and Series C Preferred Stock described above provide for limitations on exercise and conversion, respectively, such that the holder along with its affiliates may not beneficially own more than 9.99% of our Common Stock, except upon not less than 61 days’ prior written notice to us.  The address for the entities set forth above is 405 Lexington Avenue, 59th Floor, New York, New York 10174.

(5)

Mr. Fox’s beneficial ownership includes (i) 31,600,443 shares of Common Stock held by Mr. Fox, including 500,000 shares held by Jordan Fox, Mr. Fox’s son and 500,000 shares held by Julia Fox, Mr. Fox’s daughter, and (ii) 4,875,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after June 30, 2022; but excludes 4,875,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that are exercisable, subject to vesting, more than within 60 days after June 30, 2022.

(6)

Mr. Waldman’s beneficial ownership includes (i) 11,899,307 shares of Common Stock held by Mr. Waldman and (ii) 2,451,269 shares of Common Stock held by P&G Gerson, of which Dan Waldman has sole voting and dispositive power over the shares held by this entity.  The address for Mr. Waldman and P&G Gerson is 100 Riverside Drive, New York, NY 10024.

(7)

Mr. Denson’s beneficial ownership includes (i) 4,500,000 shares of Common Stock issuable upon exercise of stock options granted to Mr. Denson’s wife that are currently exercisable or will become exercisable, subject to vesting, within 60 days after June 30, 2022; but excludes 5,250,000 shares of Common Stock issuable upon exercise of stock options granted to Mr. Denson’s wife that are exercisable, subject to vesting, more than within 60 days after June 30, 2022.

(8)

Mr. LaNeve’s beneficial ownership includes (i) 225,000 shares of Common Stock held by Mr. LaNeve, including 5,000 shares held by his spouse, and (ii) 437,500 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after June 30, 2022; but excludes 1,312,500 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that are exercisable, subject to vesting, more than within 60 days after June 30, 2022.

(9)

Ms. Schweller’s beneficial ownership includes 111,810 shares of Common Stock; and excludes 1,500,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that are exercisable, subject to vesting, more than within 60 days after June 30, 2022.

(10)

Mr. Scala’s beneficial ownership includes (i) 1,061,887 shares of Common Stock held by Mr. Scala, and (ii)

100,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after June 30, 2022; but excludes 150,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that are exercisable, subject to vesting, more than within 60 days after June 30, 2022.

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(11)

Mr. Deutsch’s beneficial ownership includes (i) 924,768 shares of Common Stock held of record by Mr. Deutsch, and (ii) 700,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after June 30, 2022; but excludes 1,050,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that are exercisable, subject to vesting, more than within 60 days after June 30, 2022.

(12)

Mr. Murphy’s beneficial ownership includes 100,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after June 30, 2022; but excludes 150,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that are exercisable, subject to vesting, more than within 60 days after June 30, 2022.

(13)

Mr. Davis’ beneficial ownership includes (i) 178,637 shares of Common Stock held by Mr. Davis, and (ii) 500,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after June 30, 2022; but excludes 500,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that are exercisable, subject to vesting, more than within 60 days after June 30, 2022.

(14)

Mr. Carson’s beneficial ownership includes (i) 101,720 shares of Common Stock held indirectly through Phoenix Family Holdings, LLC (Mr. Carson is the President of Phoenix Family Holdings, LLC and has voting and dispositive power over the shares held by this entity; the address for Phoenix Family Holdings LLC is 3804 Elmwood Towne Way, Alexandria, VA 22303), and (ii) 100,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after June 30, 2022; but excludes 300,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that are exercisable, subject to vesting, more than within 60 days after June 30, 2022.

(15)

Ms. Hanson’s beneficial ownership includes 125,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after June 30, 2022; but excludes 375,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that are exercisable, subject to vesting, more than within 60 days after June 30, 2022.

(16)

Ms. Lenard’s beneficial ownership includes 100,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after June 30, 2022; but excludes 300,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that are exercisable, subject to vesting, more than within 60 days after June 30, 2022.

(17)

Mr. Jacob’s beneficial ownership includes (i) 2,000 shares of Common Stock held by the Gary and Robin Jacobs Family Trust, and (ii) 100,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after June 30, 2022; but excludes 300,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that are exercisable, subject to vesting, more than within 60 days after June 30, 2022.

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PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022

The Audit Committee has appointed Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022.  This appointment is being presented to our stockholders for ratification at the Annual Meeting.  Although ratification is not required by our Bylaws or otherwise, the Board is submitting this proposal as a matter of good corporate practice.  The Audit Committee will consider the outcome of this vote in its future discussions regarding the appointment of our independent registered public accounting firm.

Our Board recommends that you vote FOR the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

We have been advised by EY that a representative will be present at the Annual Meeting and will be available to respond to appropriate questions.  We intend to give such representative an opportunity to make a statement if he or she should so desire.

Additional Information Regarding Change of Independent Auditor

As reported on our Current Report on Form 8-K, dated April 21, 2022, our Audit Committee, on April 15, 2022, following the completion of a competitive process with several independent registered public accounting firms, appointed EY as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2022.

On May 16, 2022, when we filed our Quarterly Report on Form 10-Q for the three months ended March 31, 2022, with the SEC, Seligson & Giannattasio, LLP (“S&G”) completed its review of our consolidated financial statements for such fiscal quarter, and our retention of S&G as our independent registered public accounting firm with respect to the audit of our consolidated financial statements ended as of that date.

The audit reports of S&G on our consolidated financial statements for each of the two most recent fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years ended December 31, 2021 and December 31, 2020 and in the subsequent interim period through April 15, 2022, (i) there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with S&G on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of S&G, would have caused S&G to make reference to the subject matter of such disagreement in connection with its reports on the financial statements for such periods, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

During our two most recent fiscal years ended December 31, 2021 and 2020 and in the subsequent interim period through April 15, 2022, neither we nor anyone on our behalf consulted EY regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, in connection with which either a written report or oral advice was provided to us that EY concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Fees for Professional Services

We will begin reporting fees paid to EY in next year’s proxy statement for our 2023 annual meeting.

The following table shows fees for professional services provided by S&G, our former independent auditor, during the fiscal year ended December 31, 2021, which we refer to as fiscal year 2021, and the fiscal year ended December 31, 2020, which we refer to as fiscal year 2020.

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	Fiscal Year 2021	Fiscal Year 2020
Audit Fees(1)	$265,000	$299,000
Audit-Related Fees(2)	$37,700	$-
Tax Fees	$-	$-
All Other Fees	$-	$-
Total	$302,700	$299,000

•	Audit. These fees include fees for the audit of our annual financial statements included in our Annual Report on Form 10-K, the review of financial statements included in our quarterly reports on Form 10-Q; and services routinely provided by the auditor in connection with statutory and regulatory filings or engagements.

•	Audit-Related. Fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and internal control over financial reporting.

(1) Audit fees consist of fees billed for services rendered for the audit of our annual financial statements, including review of the interim financial statements.

(2) Audit-related fees consist of fees for assurance and related services that are traditionally performed by our independent registered public accounting firm and include fees reasonably related to the performance of the audit or review of our financial statements and not reported under the caption “Audit Fees” and includes review of our registration statements for our public offerings of securities, and related services that are not normally provided in connection with statutory and regulatory filings or engagements.

Control and Monitor the Non-Audit Services Provided by Ernst & Young LLP

The Audit Committee may in some cases authorize EY (along with other accounting firms) to provide non-audit services.  We understand the need for EY to maintain objectivity and independence as the auditor of our financial statements and our internal control over financial reporting.  Accordingly, the Audit Committee has established the following policies and processes related to non-audit services.

•	Independence. To minimize relationships that could appear to impair EY’s objectivity, the Audit Committee will only pre-approve permissible, selected types of non-audit services that EY may provide to us (and that otherwise would be permissible under SEC rules) and requires that the company engage EY only when it is best suited for the job.

•	Pre-Approval Process. The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit work that EY performs for us.

AUDIT COMMITTEE REPORT

In connection with our financial statements for the fiscal year ended December 31, 2021, the Audit Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the Seligson & Giannattasio, LLP (“S&G”), our 2021 independent registered public accounting firm (the “Auditors”) the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and (iii) received the written disclosures and the letter from the Auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the Auditors’ communications with the Audit Committee concerning independence, and has discussed with the Auditors their independence.

Based on the review and discussions referred to in items (i) through (iii) of the above paragraph, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the Securities and Exchange Commission.

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Amy Hanson, Chair	Chantel E. Lenard	Gary Jacobs

The material in this Report of the Audit Committee report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of Charge under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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PROPOSAL THREE: APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CLASSIFY OUR BOARD OF DIRECTORS INTO THREE CLASSES WITH STAGGERED THREE-YEAR TERMS

Description of the Classified Board Amendment

In June 2022, our Board adopted resolutions approving an amendment to our Certificate of Incorporation to classify our Board into three classes with staggered three-year terms (the “Classified Board Amendment”).  Our Board currently consists of ten members elected to one-year terms at each annual meeting of stockholders.  If Proposal Three is approved, this amendment would classify our Board into three classes, with each class having a three-year term expiring in a different year, as further described below.  Our Board is recommending the proposed amendment to create a classified board, as further described below.  The Board determined that the Classified Board Amendment is advisable and in the best interests of our company and directed that the Classified Board Amendment be submitted for adoption and approval by stockholders at the Annual Meeting.

The full text of the Classified Board Amendment is set forth in Appendix A to this proxy statement.

Purpose and Effects of Creating a Classified Board of Directors

Delaware law provides that, unless otherwise provided in a company’s certificate of incorporation or bylaws, directors are elected for a one-year term at each annual meeting of stockholders.  If Proposal Three is approved, the Classified Board Amendment would classify our Board of Directors, effective as of the annual meeting of stockholders to be held in 2023, into three classes with staggered three-year terms (with the exception of the expiration of the initial Class I and Class II directors), designated as follows:

•	Class I, with their initial terms expiring at the annual meeting of stockholders to be held in 2023 and members of such class serving successive three-year terms thereafter;

•	Class II, with their initial terms expiring at the annual meeting of stockholders to be held in 2024 and members of such class serving successive three-year terms thereafter; and

•	Class III, with their initial terms expiring at the annual meeting of stockholders to be held in 2025 and members of such class serving successive three-year terms thereafter.

The members of our Board as of the date of this Proxy Statement would continue to serve their current terms until the Annual Meeting of Stockholders to be held in 2023, at which point the classified board structure described above would go into effect, or until their respective successors are elected and qualified, or until their earlier death, resignation, disqualification or removal.  The Classified Board Amendment will authorize our Board to assign directors then in office to Class I, Class II and Class III upon the effectiveness of the classified board structure at the Annual Meeting of Stockholders to be held in 2023.  Subject to the rights of the holders of any preferred stock then outstanding, the directors assigned to Class I, Class II and Class III would serve for the terms applicable to their respective classes or until their respective successors are elected and qualified, or until their earlier death, resignation, disqualification or removal.  If Proposal Three is approved and the classified board structure becomes effective, at each successive Annual Meeting of Stockholders commencing with the Annual Meeting of Stockholders to be held in 2023, the class of directors to be elected in such year would be elected for a three-year term so that the term of office of one class of directors expires in each year.  If Proposal Three is not approved and the classified board structure does not become effective, each member of our Board will continue to be elected to one-year terms at each annual meeting of stockholders.

Advantages of a Classified Board of Directors

Our Board believes that a classified board structure will help to assure the continuity and stability of our long-term policies in the future and to reduce our vulnerability to hostile and potentially abusive takeover tactics that could be adverse to the best interests of our company and its stockholders.  Our Board believes that, by encouraging potential acquirers to negotiate directly with our Board, thereby giving our Board added leverage in such negotiations, a classified board structure will increase the likelihood of bona fide offers for our company by serious acquirers.  A classified board would not preclude unsolicited acquisition proposals but, by eliminating the threat of imminent removal, would put our Board in a position to act to maximize value for all stockholders.

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A longer term in office also would allow our directors to stay focused on long-term value creation, without undue pressure that may come from special interest groups intent on pursuing their own agenda at the expense of the interests of our company and its stockholders.  Further, it would enable us to benefit more effectively from directors’, particularly non-management directors’, experience and knowledge of our company; while helping us attract and retain highly qualified individuals willing to commit the time and dedication necessary to understand our company, its operations and its competitive environment.

Disadvantages of a Classified Board of Directors

While a classified board of directors may have the beneficial effects discussed immediately above, it may also discourage some takeover bids, including some that would otherwise allow stockholders the opportunity to realize a premium over the market price of their stock or that a majority of our stockholders otherwise believes may be in their best interests to accept or where the reason for the desired change is inadequate performance of our directors or management.  Because of the additional time required to change control of our Board, a classified board may also make it more difficult and more expensive for a potential acquirer to gain control of our Board and our company.  Currently, a change in control of our Board can be made by stockholders holding a plurality of the votes cast at a single annual meeting where there is a contested director election.  If we establish a classified board of directors, it will take at least two annual meetings following the annual meeting at which the classified board structure becomes effective for a potential acquirer to effect a change in control of our Board, even if the potential acquirer were to acquire a majority of our outstanding common stock.

Reservation of Right to Abandon Classified Board Amendment

Our Board reserves the right to not proceed with the Classified Board Amendment and to abandon the Classified Board Amendment without further action by our stockholders at any time before the effectiveness of the filing of the Classified Board Amendment with the Secretary of State of the State of Delaware, even if the Classified Board Amendment is adopted and approved by our stockholders at the Annual Meeting.  By voting in favor of the Classified Board Amendment, you are expressly also authorizing our Board to delay, not proceed with, and abandon, the Classified Board Amendment if it should so decide, in its sole discretion, that such action is in the best interests of our company and its stockholders.  If the Board elects to abandon the Classified Board Amendment, each member of our Board will continue to be elected to one-year terms at each annual meeting of stockholders.

Anti-Takeover Effects

A classified board of directors may increase the amount of time required for a takeover bidder to obtain control of our company without the cooperation of our Board, even if the takeover bidder were to acquire a majority of the voting power of our outstanding common stock.  Without the ability to obtain immediate control of our Board, a takeover bidder will not be able to take action to remove other impediments to its acquisition of our company.  Thus, a classified board of directors could discourage certain takeover attempts, perhaps including some takeovers that stockholders may feel would be in their best interests.  Further, a classified board of directors will make it more difficult for stockholders to change the majority composition of our Board, even if our stockholders believe such a change would be beneficial.  Because a classified board of directors will make the removal or replacement of directors more difficult, it will increase the directors’ security in their positions, and could be viewed as tending to perpetuate incumbent management.

Since the creation of a classified board of directors will increase the amount of time required for a hostile bidder to acquire control of our company, the existence of a classified board of directors could tend to discourage certain tender offers that stockholders might feel would be in their best interest.  However, our Board believes that forcing potential bidders to negotiate with our Board for a change of control transaction will allow our Board to better maximize stockholder value in any change of control transaction.

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Other than the Proposal Three and Four being submitted to our stockholders for their consideration at the Annual Meeting, our Board of Directors does not currently contemplate recommending the approval of any other actions that could be construed to affect the ability of third parties to take over or change control of our company.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the Classified Board Amendment.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of the common stock will be required to approve the Classified Board Amendment.  A failure to submit a proxy card or vote at the Annual Meeting, an abstention or a “broker non-vote” will have the same effect as a vote “against” the approval of this Proposal Three.

Our Board recommends that you vote FOR the approval of an amendment to our Certificate of Incorporation to classify our Board of Directors into three classes with staggered three-year terms.

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PROPOSAL FOUR: APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 10 MILLION TO 20 MILLION SHARES

Description of the Preferred Increase Amendment

Our Certificate of Incorporation authorizes the issuance of up to 750 million shares of common stock, par value $0.0001 per share, and 10 million shares of preferred stock, par value $0.0001 per share.

In June 2022, our Board adopted resolutions approving an amendment to the Certificate of Incorporation to increase the number of authorized shares of preferred stock from 10 million shares to 20 million shares (the “Preferred Increase Amendment”).  Our Board is recommending the proposed increase in the number of authorized shares of preferred stock to provide adequate shares of preferred stock for general corporate purposes, as further described below.  The Board determined that the Preferred Increase Amendment is advisable and in the best interests of the Company and directed that the Preferred Increase Amendment be submitted for adoption and approval by stockholders at the Annual Meeting.

The full text of the Preferred Increase Amendment is set forth in Appendix B to this proxy statement. The Preferred Increase Amendment would not affect the number of authorized shares of common stock.

Purpose and Effects of the Increase in Authorized Preferred Stock

As of August 1, 2022, we had [●] shares of preferred stock outstanding and the number of authorized shares of our preferred stock is 10 million.  Following the filing of the Preferred Increase Amendment, the number of authorized shares of our preferred stock will be increased to 20 million.

Our Board’s objective in approving the Preferred Increase Amendment to increase the number of authorized shares of our preferred stock is to provide maximum flexibility with respect to future financing transactions.  Preferred stock is commonly authorized by publicly traded companies and is sometimes used as a preferred means of raising capital.  In some circumstances, companies, including us, have been required to utilize senior classes of securities to raise capital, with the terms of those securities being negotiated and tailored to meet the needs of both investors and issuing companies.  Such senior securities often include liquidation preferences and dividend rights, conversion privileges and other rights not found in common stock.

The increase of our authorized shares of preferred stock will not have any immediate effect on the rights of existing stockholders.  If the Preferred Increase Amendment is adopted, and our Certificate of Incorporation is amended, our Board would be able to issue the additional shares of authorized preferred stock with such designations, preferences and relative, participating, optional, conversion or other special rights (if any) of such series and the qualifications, limitations or restrictions (if any) thereof, as the Board may in the future establish by resolution or resolutions and by filing a certificate pursuant to the Delaware General Corporation Law (a “Preferred Stock Designation”), from time to time providing for the issuance of such preferred stock.  No vote of the holders of our common stock or preferred stock, unless otherwise expressly provided in the Certificate of Incorporation or in a Preferred Stock Designation creating any series of preferred stock or to the extent we choose to comply with any limiting rules of any securities exchange or quotation system on which shares of our common or preferred stock are then listed or traded, will be a prerequisite to the issuance of any shares of any series of the preferred stock authorized by and complying with the conditions of the Certificate of Incorporation, as amended.  The Preferred Increase Amendment will not otherwise alter or modify the rights, preferences, privileges or restrictions of outstanding shares of our common stock or any of our authorized preferred stock.

If our stockholders adopt and approve Proposal Four, the Preferred Increase Amendment will become effective on the date that it is filed with the Secretary of State of the State of Delaware.  If the Proposal Four is adopted and approved by the stockholders, we currently anticipate filing the Preferred Increase Amendment with the Secretary of State of the State of Delaware on or around, September 26, 2022.  If the Proposal Four is not adopted and approved by the stockholders or is subsequently abandoned by the Board, the Preferred Increase Amendment will not be filed with the Secretary of State of the State of Delaware and our authorized number of shares of preferred stock will remain at 10 million.  Further, if the Board subsequently determines not to proceed with the filing of the Preferred Increase Amendment, it will not be filed with the Secretary of State of the State of Delaware even if it is approved by stockholders.

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Failure by the stockholders to approve the Proposal Four would reduce the ability of the Board to take the potential future actions to issue additional preferred stock discussed above.

To assist our stockholders in evaluating the merits of this Proposal Four, our outstanding, reserved, and authorized shares of common stock and preferred stock prior to approval of this Proposal Four are as follows as of June 30, 2022:

Shares of common stock outstanding	206,082,652
Shares of common stock reserved for issuance pursuant to outstanding warrants	18,039,924
Shares of common stock reserved for issuance under options and other equity incentive grants	49,682,500
Shares of common stock reserved for issuance pursuant to convertible securities	35,891,437
Aggregate shares of common stock outstanding and reserved for issuance	309,696,513

Although, at present, the Board has no plans to issue the additional shares of preferred stock, it desires to have the shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future.  The additional shares may be used for various purposes without further shareholder approval.  These purposes may include, but are not limited to, raising capital; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; expanding our business or product lines through the acquisition of other businesses or products; and other purposes.  Such issuances would occur without further action or approval of our stockholders and would be subject to and limited by any rules or listing requirements of Nasdaq or of any other applicable rules or regulations.  We do not currently have any plans, agreements, commitments or understandings with respect to the issuance of the additional shares, or the currently authorized but unissued shares, of preferred stock.

Reservation of Right to Abandon Preferred Increase Amendment

Our Board reserves the right to not proceed with the Preferred Increase Amendment and to abandon the Preferred Increase Amendment without further action by our stockholders at any time before the effectiveness of the filing of the Preferred Increase Amendment with the Secretary of State of the State of Delaware, even if Proposal Four is adopted and approved by our stockholders at the Annual Meeting.  By voting in favor of Proposal Four, you are expressly also authorizing our Board to delay, not proceed with, and abandon, the Preferred Increase Amendment if it should so decide, in its sole discretion, that such action is in the best interests of our company and its stockholders.  If the Board elects to abandon the Preferred Increase Amendment, the number of authorized shares of preferred stock will remain at 10 million.

Anti-Takeover Effects

Although the Preferred Increase Amendment is not motivated by anti-takeover concerns and is not considered by the Board to be an anti-takeover measure, the availability of additional authorized shares of preferred stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of our company more difficult or time-consuming.  For example, shares of preferred could be issued to purchasers who might side with management in opposing a takeover bid which the Board determines is not in the best interests of our company and our stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of our company.  In certain circumstances, issuance of shares of preferred stock without further action by the stockholders may have the effect of delaying or preventing a change of control of our company, may discourage bids for our common stock at a premium over the market price of the common stock, and may adversely affect the market price of the common stock.  Thus, increasing the authorized number of shares of the preferred stock could render more difficult and less likely a hostile merger, tender offer or proxy contest, assumption of control by a holder of a large block of our common stock, and the possible removal of our incumbent management.  We are not aware of any proposed attempt to take over our company or of any attempt to acquire a large block of our common stock.

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No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the Preferred Increase Amendment.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of the common stock will be required to approve the Preferred Increase Amendment.  A failure to submit a proxy card or vote at the Annual Meeting, an abstention or a “broker non-vote” will have the same effect as a vote “against” the approval of this Proposal Four.

Our Board recommends that you vote FOR the approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of preferred stock from 10 million to 20 million shares.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, officers and greater than 10% stockholders to file with the SEC reports of ownership and changes in ownership regarding their holdings in our securities.

We only recently became a Section 12 reporting company and, as such, our directors, officers and greater than 10% stockholders were required to file Section 16(a) commencing in April 2022.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

General

Other than as disclosed below, during the last two fiscal years, there have been no transactions, or proposed transactions, in which our company was or is to be a participant where the amount involved exceeds the lesser of $120,000 or one percent of the average of our company’s total assets at year-end and in which any director, executive officer or beneficial holder of more than 5% of the outstanding common, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

During the year ended December 31, 2021, we granted Mr. Deutsch options to acquire 1,500,000 shares of Common Stock, at an exercise price of $2.00, for services rendered related to financial consulting.

During the year ended December 31, 2021, we paid $320,000 to Korr Acquisition Group, Inc. related to successful acquisition efforts. Mr. Orr has sole voting and dispositive power over the shares held by KORR Acquisitions Group, Inc.

During the year ended December 31, 2020, our Chief Executive Officer, Andrew Fox, advanced $40,000 in cash to our company. The amount was repaid in 2021.

Between May 8, 2020 and September 30, 2020, we entered into securities purchase agreements with other accredited investors (the “Subordinated Creditors”) pursuant to which we issued convertible notes in an aggregate principal amount of $546,444 for an aggregate purchase price of $495,000 (collectively, the “Subordinated Creditor Notes”). In connection with the issuance of the Subordinated Creditor Notes, we issued to the Subordinated Creditors warrants to purchase an aggregate of 2,359,555 shares of Common Stock (collectively, the “Subordinated Creditor Warrants”). The Subordinated Creditor Notes and Subordinated Creditor Warrants are on substantially the same terms as the Notes and Warrants issued to the May 2020 Investors except that the Subordinated Creditor Notes are subordinated to the Notes. On September 2, 2020, Andrew Fox, our CEO, purchased a Subordinated Creditor Note with an aggregate principal amount of $110,000 and a Subordinated Creditor Warrant to purchase 220,000 shares of Common Stock for an aggregate purchase price of $100,000.

Other Related Party Transfers

The following paragraphs describe certain dispositions of securities previously held by KORR Acquisitions Group, Inc. (“KORR”), a former significant shareholder of our company, during the second half of the fiscal year ended December 31, 2021. KORR is a corporation in which Kenneth Orr, the former chairman of our company, is a shareholder as well as the chief executive and chief investment officer.  The descriptions are based solely upon information provided to us by KORR.

On September 23, 2021, KORR sold an aggregate of 10,000,000 shares of Common Stock to two unaffiliated third parties, in which neither KORR nor Kenneth Orr are in any way related or have any beneficial interest in, for an agreed upon purchase price of $20,000,000.

Mr. Orr has a longstanding personal relationship with the principals of each of the third party purchasers who acquired the shares from KORR referenced in the above paragraph.  Specifically, the principal of one of the third party purchasers is also the CEO and director of Optimus Healthcare Services, Inc., a company in which Mr. Orr is the largest shareholder and in which Mr. Orr beneficially owns approximately 44% of the common stock based on publicly available information on the SEC website.  Further, the principal of the other third party purchaser is a shareholder of an entity that owns approximately 25% of KORR, based on information provided by KORR.  Further, based upon information provided by KORR and Mr. Orr to us, neither KORR nor Mr. Orr have any interest in, or control of, either of the third party entities (or in any of their assets) to which the shares were sold.

On September 23, 2021, KORR sold an aggregate of 20,216,458 shares of Common Stock for estate planning purposes to a trust for the benefit of the children of Kenneth Orr for an agreed upon purchase price of $40,432,916.

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On September 23, 2021, KORR sold 500,000 shares of our Series A Preferred Stock to Andrew Fox, our Chief Executive Officer, for an agreed upon purchase price of $1,000,000.

On October 5, 2021, KORR transferred as a gift with nominal consideration an aggregate of 250,000 shares of our Common Stock to Mark LaNeve, our President, for his work with charitable organizations.

On October 5, 2021, KORR transferred as a gift with nominal consideration an aggregate of 150,000 shares of our Common Stock to Nicole Antakli, our Chief Business Officer, for her work with charitable organizations.

Between September 3, 2021 and November 5, 2021, KORR gifted an aggregate of 150,000 shares of our Common Stock to various religious organizations.

On October 22, 2021, KORR gifted 500,000 shares of our Series A Preferred Stock for estate planning purposes to a trust for the benefit of the children of Kenneth Orr.

The Series A Preferred Stock was entitled to convert, on one occasion, at the sole option of the holders into an aggregate of 12.5% of our fully-diluted shares of Common Stock on the date of conversion.  On October 28, 2021, all outstanding shares of Series A Preferred Stock were converted into an aggregate of 30,754,896 shares of Common Stock, of which 15,377,448 shares of Common Stock were issued to Andrew Fox, our chief executive officer, and the remainder of which were issued to a trust for the benefit of the children of Kenneth Orr.

Related Party Transactions Policy

Our Board of Directors has adopted a written policy with respect to related party transactions that governs the review, approval or ratification of certain related party transactions.  The Audit Committee oversees this policy.  The policy generally provides that we may enter into a related party transaction only if the Audit Committee determines in good faith that, under all the circumstances, the transaction is in the best interests of our company and its stockholders and the Audit Committee approves or ratifies such transaction in accordance with the guidelines set forth in the policy.

In determining whether to approve or ratify a related party transaction, the Audit Committee shall take into account, among other factors it deems appropriate, (i) whether the transaction was undertaken in the ordinary course of business, (ii) whether the related party transaction was initiated by us or by the related party, (iii) whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party, (iv) the purpose of, and the potential benefits to us of, the related party transaction, (v) the approximate dollar value of the amount involved, and (vi) the related party’s interest in the related party transaction. If a related party transaction will be ongoing, the Audit Committee may establish guidelines, reviewed annually, for management to follow in its ongoing dealings with the related party.  Certain related party transactions are deemed pre-approved, including compensation approved by the Compensation Committee and transactions with another company at which a related party has a de minimis relationship.

For purposes of this policy, a “related party transaction” is any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which (i) our company, including any of our subsidiaries, is or will be a participant, (ii) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, and (iii) any related party has or will have a direct or indirect material interest. Our policy also includes any material amendment or modification to an existing related party transaction.

A “related party” is (i) any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer of the Corporation or a nominee to become a director, (ii) any person who is known to be the beneficial owner of more than five percent of any class of our voting securities, or (iii) any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law and any person (other than a tenant or employee) sharing the household of any of the foregoing persons.

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HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to implement a delivery procedure called “householding.”  Under this procedure, multiple stockholders who reside at the same address may receive a single copy of the annual report to stockholders and proxy materials, including the Notice of Internet Availability of Proxy Materials, unless the affected stockholder has provided contrary instructions.  This procedure reduces printing costs and postage fees and helps protect the environment as well.

We have adopted such “householding” procedures.  A single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of our 2021 Annual Report to Stockholders and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.  Stockholders may revoke their consent at any time by contacting Manhattan Transfer Registrar Co., either by calling toll-free (877) 645-8691, or by writing to Manhattan Transfer Registrar Co., 38 Sheep Pasture Rd, Port Jefferson, New York 11777.

Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, our 2021 Annual Report to Stockholders and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered.  To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, our 2021 Annual Report to Stockholders and other proxy materials, you may write our Secretary at 125 Park Avenue, 25th Floor, New York, NY 10017, Attn: Corporate Secretary, telephone number 212-921-2100

Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability of Proxy Materials, our 2021 Annual Report to Stockholders and other proxy materials who wish to receive only one copy in the future can contact their bank, broker, or other holder of record to request information about householding or our Secretary at the address or telephone number listed above.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not know of any other matters that are to be presented for action at the Annual Meeting.  Should any other matter come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to the matter in accordance with their judgment.

By Order of the Board of Directors

[●]
Andrew Fox
Chairman and Chief Executive Officer
New York, New York
August [●], 2022

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Appendix A

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

CHARGE ENTERPRISES, INC.

___________________________________________

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

___________________________________________

Charge Enterprises, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies as follows:

FIRST: The Corporation’s Certificate of Incorporation was originally filed with the Secretary of State of Delaware on October 1, 2020 (the “Certificate of Incorporation”);

SECOND: Article SIXTH, of the Certificate of Incorporation is hereby amended and restated in its entirety with the following:

SIXTH: A. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the Whole Board.  ^Subject to the rights of the holders of any series of Preferred Stock to elect directors, the board of directors shall be classified pursuant to Section 141(d) of the General Corporation Law of the State of Delaware, effective as of the annual meeting of stockholders to be held in 2023. The directors shall be divided, with respect to the time for which they severally hold office, into three classes designated as Class I, Class II and Class III, respectively (the “Classified Board”). The initial assignment of members of the board of directors to each such class shall be made by a majority of the Whole Board, with the number of directors in each class to be divided as nearly equal as reasonably possible. The initial term of office of the Class I directors shall expire at the Corporation’s annual meeting of stockholders to be held in 2023, the initial term of office of the Class II directors shall expire at the Corporation’s annual meeting of stockholders to be held in 2024, and the initial term of office of the Class III directors shall expire at the Corporation’s to be held in 2025. At each annual meeting of stockholders, commencing with the annual meeting of stockholders to be held in 2023, each of the successors elected to replace the directors of a class whose term shall have expired at such annual meeting shall be elected to hold office until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified, or until his or her earlier death, resignation, disqualification, or removal. In the event of any increase or decrease in the authorized number of directors (i) each director then serving as such shall nevertheless continue as a director of the class of which the director is a member and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board among the three classes of directors so as to ensure that no one class has more than one director more than any other class.

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B.  Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, disqualification, removal from office or other cause, shall, unless otherwise required by law or by resolution of the board of directors, be filled only by a majority of the directors then in office though less than a quorum (and not by stockholders), and directors so chosen shall serve for the remainder of the full term of the of he director for which a vacancy was created or occurred or until such director’s successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

C.  Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

D.  Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire board of directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least sixty-seven percent (67%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation then entitled to vote at an election of directors, voting together as a single class.

THIRD: This Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) was duly adopted in accordance with the provisions of Sections 141, 228 and 242 of the General Corporation Law of the State of Delaware by approval of the Board of Directors of the Corporation and by the affirmative vote of the requisite amount of the outstanding stock of the Corporation entitled to vote.

FOURTH: That this Certificate of Amendment shall be effective on and as of the date of filing with the Delaware Secretary of State.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on this ___ day of _____________, 2022.

CHARGE ENTERPRISES, INC.

By:
Andrew Fox
Chief Executive Officer

49

Appendix B

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

CHARGE ENTERPRISES, INC.

__________________________________________

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

__________________________________________

Charge Enterprises, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies as follows:

FIRST: The Corporation’s Certificate of Incorporation was originally filed with the Secretary of State of Delaware on October 1, 2020 (the “Certificate of Incorporation”);

SECOND: Article FOURTH of the Certificate of Incorporation is hereby amended and restated in its entirety with the following:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is ^770,000,000, of which 750,000,000 shares shall be Common Stock, having a par value of $0.0001 per share (the “Common Stock”), and ^20,000,000 shares shall be Preferred Stock, having a par value of $0.0001 per share (the “Preferred Stock”).

A. The board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless a separate vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

B. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation).”

50

THIRD: This Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) was duly adopted in accordance with the provisions of Sections 141, 228 and 242 of the General Corporation Law of the State of Delaware by approval of the Board of Directors of the Corporation and by the affirmative vote of the requisite amount of the outstanding stock of the Corporation entitled to vote.

FOURTH: That this Certificate of Amendment shall be effective on and as of the date of filing with the Delaware Secretary of State.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on this ___ day of _____________, 2022.

CHARGE ENTERPRISES, INC.

By:
Andrew Fox
Chief Executive Officer

51

PROXY CARD

CHARGE ENTERPRISES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – THURSDAY, SEPTEMBER 22, 2022 AT 9:00AM
CONTROL ID:
REQUEST ID:

Proxy Language

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CRGE
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF CHARGE ENTERPRISES, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	ELECTION OF THE TEN DIRECTORS NAMED IN THIS PROXY STATEMENT.	→	FOR ALL	WITHHOLD ALL
			☐	☐
Control ID:
REQUEST ID:

Proposal 2	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022	→	FOR	AGAINST	ABSTAIN
			☐	☐	☐

Proposal 3	APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CLASSIFY OUR BOARD OF DIRECTORS INTO THREE CLASSES WITH STAGGERED THREE-YEAR TERMS	→	FOR	AGAINST	ABSTAIN
			☐	☐	☐

Proposal 4	APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 10 MILLION TO 20 MILLION SHARES	→	FOR	AGAINST	ABSTAIN
			☐	☐	☐

Proposal 5
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2021

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)